CREDIT AGREEMENT
                              DATED JULY 30, 2004
                                    BETWEEN
                               U. S. ENERGY CORP.
                                      AND
                               GEDDES AND COMPANY








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                                CREDIT AGREEMENT

     This CREDIT AGREEMENT entered into at Riverton, Wyoming on the 30th day of July, 2004, is by and among U.S. Energy Corp., a Wyoming corporation duly formed and existing under the laws of the State of Wyoming (the "Borrower") and Geddes and Company, an Arizona corporation, duly formed and existing under the laws of the State of Arizona (the "Lender").

                                R E C I T A L S
                                ---------------

     A. The Borrower has requested that the Lender provide a Loan of up to $3,000,000 to the Borrower.

     B. The Lender has agreed to make such Loan subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINITIONS

Section  1.01  Certain  Defined  Terms. As used in this Agreement, the following
               -----------------------
terms  have  the  meanings  specified  below:

     -    "Agreement"  means this Credit Agreement, as the same may from time to
           ---------
          time  be  amended,  modified,  supplemented  or  restated.

     -    "Collateral" means the Properties of the Borrower described in Section
           ----------
          4.01  of  this  Agreement.

     -    "Commitment"  means  the  commitment  of  the  Lender to make the Loan
           ----------
          hereunder  for  an  amount  up  to Three Million Dollars ($3,000,000).

     -    "Commitment  Fee"  has  the  meaning  assigned  such  term  in Section
           ---------------
          2.03(a).

     -    "Default"  means  any event or condition which constitutes an Event of
           -------
          Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     -    "Effective  Date"  means  the  date  first  appearing  above.
           ---------------

     -    "Event  of  Default"  has the meaning assigned to such term in Section
           ------------------
          10.01.

     -    "Initial  Funding" has the meaning assigned such term in Section 2.02.
           ----------------


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     -    "Loan Documents" means this Credit Agreement, the Note, the Pledge and
           --------------
          Security  Agreement  and  the  Warrant  Agreement.

     -    "Loan"  means  the loan made by the Lender to the Borrower pursuant to
           ----
          this  Agreement.

     -    "Maturity  Date"  means the date that is two years after the Effective
           --------------
          Date.

     -    "Note" means the Secured Convertible Note of the Borrower described in
           ----
          Section 2.04 and being substantially in the form of Exhibit "A", together with all amendments, modifications, replacements, extensions and rearrangements thereof.

     -    "Pledge  and  Security  Agreement"  means  an  agreement  between  the
           --------------------------------
          Borrower, Rocky Mountain Gas, Inc., a Wyoming corporation ("RMG") and Lender in the form of Exhibit "B", as the same may be amended, modified or supplemented from time to time.

     -    "Warrant  Agreement"  means that certain Warrant Agreement from RMG to
           ------------------
          the Lender in the form attached hereto as Exhibit "C", as the same may be amended, modified or supplemented from time to time.

                                   ARTICLE II
                                   COMMITMENT

Section  2.01     Loans.     Subject  to  the  terms  and  conditions  of  this
                  -----
Agreement, the Lender agrees to make Loans to the Borrower in an aggregate principal amount up to Three Million Dollars ($3,000,000), (the "Commitment"). Any amount of the Commitment which has not been borrowed by the Borrower prior to August 1, 2006 (the "Commitment Termination Date") shall not be available to the Borrower for Loans from and after such Commitment Termination Date.

Section  2.02     Borrowings.  Subject  to  the  satisfaction  of all conditions
                  ----------
precedent  by  the  date  of  such  funding:

     A.   Initial  Funding.  On the Effective Date, the Lender shall make a Loan
          ----------------
          to the Borrower in an amount equal to Borrower's initial Disbursement Request (the "Initial Funding").
                          ----------------

     B.   Subsequent  Funding.  Borrower, if in compliance with the terms of the
          -------------------
          Loan, shall have the right to receive the remaining balance of the Three Million Dollar ($3,000,000) Loan. Borrower shall submit a Disbursement Request to Lender as provided for in Exhibit "1" with respect to each further borrowing. Principal sums repaid or converted under Article 7 during the loan term may not be reborrowed.

     C.   Minimum  Amounts.  All  borrowings  made  pursuant  to  the  notices
          ----------------
          described  in  B  above  shall  be  in  amounts  of at least $100,000.


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Section  2.03     Commitment Fee.    The Borrower shall pay to Lender at closing
                  --------------
a fee of $90,000, which is equal to 3.0% for all amounts committed to be loaned to the Borrower hereunder.

Section  2.04     Note.     The Loan made  by  the  Lender  shall  be  evidenced
by a Secured Convertible Note of the Borrower in substantially the form of Exhibit A as of the date of this Agreement._ARTICLE III

                                  ARTICLE III
                       PAYMENTS OF PRINCIPAL AND INTEREST

Section  3.01     Repayment  of  Loan.     Interest  on the borrowed outstanding
                  -------------------
principal shall be payable on the first business day following each quarter ending September, December, March and June, commencing October 1, 2004 and continuing until the entire principal amount of the Note is paid in full.

Section  3.02     Interest.
                  --------

     A.   Interest  Rates.  The  Borrower  will  pay  the Lender interest on the
          ---------------
          unpaid principal amount actually borrowed and drawn down from the $3,000,000 Loan at Ten Percent (10%) per annum

     B.   Interest  Rate  Computations. All interest hereunder shall be computed
          ----------------------------
          on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

Section  3.03     Prepayments.     The Borrower may prepay all or any portion of
                  -----------
the  Loan  made  without  premium  or  penalty.

                                   ARTICLE IV
                                   COLLATERAL

Section  4.01     Collateral  Pool.  Collateral  for the Loan as provided for by
                  ----------------
the  Pledge  and  Security  Agreement  will  consist  of  the  following:

     A.   The  Ticaboo  Note  and  the  related  mortgage;  and

     B.   A  1981  Citation  II  550  jet,  S/N  #550-0264,  FAA  # N777WY,; and

     C.   RMG's  working  mineral  interests  in  Castle  Rock  CBM  leases; and

     D. Four million issued and outstanding shares of Rocky Mountain Gas, Inc. ("RMG") Common Stock.


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                                    ARTICLE V
                              MANDATORY PREPAYMENT

Section 5.01     Mandatory Prepayment.     Borrower agrees to immediately prepay
the  balance  of  the  Loan  as  specified  in  the  Note.

                                   ARTICLE VI
              WARRANTS IN RMG, REGISTRATION AND CASHLESS EXERCISE

Section 6.01     Warrants in RMG.     Borrower agrees to have issued in Lender's
name or its designee, warrants to purchase RMG Common Stock in accordance with the Warrant Agreement.

Section 6.02     Registration.     Lender shall have full registration rights on
                 ------------
the  shares  exercised  once  RMG  goes  public.

Section  6.03     Cashless  Exercise.     There  shall  be  no cashless exercise
                  ------------------
except  per  Section  7.01  of  this  Agreement.

                                  ARTICLE VII
                    OPTIONAL CONVERSION AND CONVERSION PRICE

Section  7.01     Optional  Conversion.     Lender  shall have the option at any
                  --------------------
time prior to payment of all amounts due under the Note, to convert all or any portion of the unpaid principal amount of the Note into fully paid and non-assessable shares of common stock of RMG Common Stock.

Section  7.02     Conversion Price.     The number of shares of RMG Common Stock
                  ----------------
that Lender shall be entitled to receive upon conversion shall be equal to the number attained by dividing the unpaid principal amount of the Note being converted by the Conversion Price. The "Conversion Price" shall be equal to the Exercise Price (as defined in the Warrant Agreement) as of the date of conversion. Lender shall receive full registration rights on any such shares received upon conversion to the same extent as provided in the Warrant Agreement. If the Lender elects to convert any part of the Note into RMG Common Stock, the Lender shall refund back to USEG the three points paid to Geddes & Company at closing on a prorata basis (i.e., if one million dollars out of the three million dollar loan is converted, only one-third of the three points is to refunded back to USEG).

                                  ARTICLE VIII
                              CONDITIONS PRECEDENT

Article  8.01     Initial  Funding.     The  obligations  of  the Lender to make
                  ----------------
Loans under the Initial Funding shall not become effective until the date on which each of the following conditions are satisfied.

     A. The Lender shall have received all fees and other amounts due and payable


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          on  or  prior  to  the  Effective  Date.

     B. The Lender shall have received the duly executed Note payable to the order of the Lender in a principal amount equal to its Commitment dated as of the date hereof.

     C. The Lender shall have received from Borrower and RMG duly executed counterparts of the Pledge and Security and Warrant Agreements described on Exhibits B and C, and delivery of any Collateral required by the terms thereof.

     D. The terms of the Loan Documents have been approved by the Board of Directors of the Borrower and RMG.

     E. Lender shall have received an opinion of counsel, in form reasonably acceptable to Lender, confirming the authorization, execution and delivery of the Loan Documents by Borrower and RMG, the enforceability of the Loan Documents, and the validity, priority and perfection of the security interests granted to Lender in the Collateral.

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

              The Borrower and Lender represent and warrant that:

Section  9.01     Organization;  Powers.
                  ---------------------

     A. Each of the Borrower and RMG is duly organized, validly existing and in good standing under the laws of Wyoming, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted.

     B. The Lender is duly organized, validly existing and in good standing under the laws of Arizona, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted and warrants to the Borrower it has the $3,000,000 to loan to Borrower.

                                    ARTICLE X
                          EVENTS OF DEFAULT; REMEDIES

Section  10.01     Event  of  Default.     One  or  more of the following events
                   ------------------
shall  constitute  an  "Event  of  Default":


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     A.   The  Borrower  shall  fail  to  pay any interest due on the borrowings under the Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

     B. The Borrower shall fail to pay the principal amount due on the Loan when the same shall become due and payable.

     C. The Borrower or RMG shall default in the performance of any other agreement or covenant contained herein or in any other Loan Document (other than as provided in subparagraph A or B above), and such default shall continue uncured for twenty (20) days after notice thereof to Borrower given by Secured Party.

Section  10.02     Remedies.     In the case of an Event of Default by Borrower,
                   --------
Lender shall have the right to declare the Note and the Loan then outstanding to be due and payable according to the terms of the Note, and shall have all rights as described in the Note or any other Loan Document.

                                   ARTICLE XI
                                  MISCELLANEOUS

Section  11.01     Notices.
                   -------

     A. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          1.   If  to  the  Borrower  or  RMG:
                    U. S. Energy Corp. / Rocky Mountain Gas, Inc. 877 North 8th West
                    Riverton,  Wyoming  82501
                    Attn:  Scott  Lorimer
                    (Telecopy  No.  (307)  857-3050);


          2.  If  to  the  Lender:

                    Geddes  and  Company
                    2930  East  Camelback  Road,  Suite  110
                    Phoenix,  Arizona  85016
                    (Telecopy  No.  (602)  468-1793).

     B. Notices and other communications to the other parties hereunder may be delivered or furnished by electronic communications pursuant to procedures agreed by the parties.


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Section  11.02     Successors  and Assigns.     The provisions of this Agreement
                   -----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that any assignment must be approved in writing by the other party. Such written consent shall not be unreasonably withheld by either party.

Section  11.03     Counterparts;  Integration;  Effectiveness.
                   ------------

     A. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     B. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

Section 11.04     Severability.     Any provision of this Agreement or any other
                  ------------
Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision.

Section  11.05     Governing  Law;  Jurisdiction.
                   --------------

     A. This Agreement and the Loan Documents (other than the Warrant Agreement) shall be governed by, and construed in accordance with the laws of the State of Arizona.

     B. Any legal action or proceeding with respect to the Loan Documents (other than the Warrant Agreement) shall be brought in the Courts of the State of Arizona, and each party consents to the jurisdiction of such Courts.

Section  11.06     Headings.  Article  and Section  headings and  the  Table  of
                   --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section  11.07     Condition  to  Borrower  Obligations.  The  obligations  of
                   ------------------------------------
Borrower and RMG hereunder shall be ineffective until, and are subject to obtaining the approval of the Boards of Directors of Borrower and RMG of the transactions contemplated hereby; this Agreement shall automatically terminate and be of no force and effect unless such approvals are obtained on or before August 6, 2004.


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     The parties hereto have caused this Agreement to be duly executed as of the day  and  year  first  above  written.

BORROWER:                               U.S. ENERGY CORP.


                                        By:    /s/ Keith G. Larsen
                                           -------------------------------------
                                           Name:  Keith G. Larsen
                                           Title: President


LENDER:                                 GEDDES AND COMPANY


                                        By:    /s/ F. Michael Geddes
                                           -------------------------------------
                                           Name:  F. Michael Geddes
                                           Title: President


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                                  EXHIBIT "1"

                              DISBURSEMENT REQUEST



     DATE:  ___________________________

     TO:       Geddes  and  Company
               2930  Camelback  Road,  Suite  110
               Phoenix,  Arizona  85016
               (602)  468-  1793  (facsimile)

     FROM:     U.  S.  Energy  Corp.
               877  North  8th  West
               Riverton,  Wyoming  82501
               (307)  857-3050  (facsimile)


     Pursuant to the July 30, 2004 Credit Agreement and the July 30, 2004 Secured Convertible Note, Borrower hereby requests the following disbursement:

Current  Amount  Borrowed:            $_______________________

Amount  Requested:                    $_______________________

Total  Borrowed  After  Request       $_______________________

Date  Required:                       ________________________


                                      U.S. Energy Corp.


                                      By:  ____________________________
                                              KEITH G. LARSEN
                                              President


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                             EXHIBITS AND SCHEDULES
                             ----------------------

     Exhibit  A     Secured  Convertible  Note
     Exhibit  B     Form  of  Pledge  and  Security  Agreement
     Exhibit  C     Form  of  Warrant  Agreement


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